May 27, 2021

SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:

summary prospectus of

Hartford MULTIFACTOR DEVELOPED MARKETS (EX-US) ETF

Hartford MULTIFACTOR DIVERSIFIED INTERNATIONAL ETF

Hartford MULTIFACTOR EMERGING MARKETS ETF

Hartford MULTIFACTOR SMALL CAP ETF

Hartford MULTIFACTOR us EQUITY ETF

DATED JANUARY 28, 2021, AS RESTATED FEBRUARY 22, 2021

HARTFORD MULTIFACTOR ETFS PROSPECTUS

DATED JANUARY 28, 2021

This Supplement contains new and additional information regarding the Funds and should be read in connection with your Summary Prospectus and Statutory Prospectus.

Effective as of June 30, 2021, Thomas J. Durante will retire from Mellon Investments Corporation and no longer serve as a portfolio manager to Hartford Multifactor Developed Markets (ex-US) ETF, Hartford Multifactor Diversified International ETF, Hartford Multifactor Emerging Markets ETF, Hartford Multifactor Small Cap ETF and Hartford Multifactor US Equity ETF (each, a “Fund” and, collectively, the “Funds”). Accordingly, effective as of June 30, 2021, the following changes are made to the above referenced Summary Prospectuses and Prospectus:

(1) Effective as of June 30, 2021, under the heading “Management” in the above referenced Summary Prospectuses and the heading “Management” in the summary section of the above referenced Prospectus, the table listing the portfolio managers of each Fund is deleted in its entirety and replaced with the following:

MANAGEMENT. The Fund’s investment manager is Lattice Strategies LLC. The Fund’s sub-adviser is Mellon Investments Corporation (“Mellon” or the “Sub-Adviser”).

Portfolio Manager	Title	Involved with Fund Since
Marlene Walker Smith	Director, Head of Equity Index Portfolio Management of Mellon	2020
Todd Frysinger, CFA	Vice President, Senior Portfolio Manager of Mellon	2020
David France, CFA	Vice President, Senior Portfolio Manager of Mellon	2020
Michael Stoll	Vice President, Senior Portfolio Manager of Mellon	2020
Vlasta Sheremeta, CFA	Vice President, Senior Portfolio Manager of Mellon	2020

(2) Effective as of June 30, 2021, under the heading “The Investment Manager and Sub-Adviser – Portfolio Managers” in the above referenced Prospectus, the table listing the portfolio managers of each Fund is deleted in its entirety and replaced with the following:

Portfolio Manager	Positions Over the Past Five Years
Marlene Walker Smith	Director, Head of Equity Index Portfolio Management of Mellon. Ms. Walker Smith received an MBA in finance from the University of Pittsburgh and a BA in history and Russian from Washington & Jefferson College and has 30 years of investment experience.
Todd Frysinger, CFA	Vice President, Senior Portfolio Manager of Mellon. Mr. Frysinger received an MS in finance from Boston College and a BS in finance and management from Elizabethtown College and has 20 years of investment experience.
David France, CFA	Vice President, Senior Portfolio Manager of Mellon. Mr. France received an MS in finance from Loyola University Maryland and a BSBA in accounting from Duquesne University and has 27 years of investment experience.
Michael Stoll	Vice President, Senior Portfolio Manager of Mellon. Mr. Stoll received a BS in civil engineering from the University of California at Irvine, and an MBA and an MS in engineering from the University of California at Berkeley and has 16 years of investment experience.
Vlasta Sheremeta, CFA	Vice President, Senior Portfolio Manager of Mellon. Ms. Sheremeta received an MBA from Carnegie Mellon University and a BS in business administration from the University of Pittsburgh and has 10 years of investment experience.

This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.

HV-7576ETF	May 2021